UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2022

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Joseph J. Lebel III, the Registrant’s Executive Vice President and Chief Operating Officer, was elected as a member of the Board of Directors of the Registrant at the Registrant’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 25, 2022. Notice of Mr. Lebel’s nomination to the Board of Directors and information concerning Mr. Lebel was reported in the Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 26, 2022, which is incorporated herein by reference.

The terms of Angelo J. Catania, John K. Lloyd, and Grace M. Vallacchi, members of the Board of Directors of the Registrant, expired at the conclusion of the Annual Meeting. Notice of the expiration of the terms of Messrs. Catania and Lloyd and Ms. Vallacchi was reported in the Proxy Statement filed with the SEC on April 26, 2022.

The terms of Mr. Catania and Mr. Lloyd from the Board of Directors of OceanFirst Bank, N.A. (the “Bank”), the Registrant’s banking subsidiary, also expired on May 25, 2022. Ms. Vallacchi will continue her service as a Director of the Bank.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2022 Annual Meeting was held on May 25, 2022. A total of 52,989,110 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1. The election of twelve directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Anthony R. Coscia	45,652,051	1,310,143	6,026,916
Michael D. Devlin	46,198,458	763,736	6,026,916
Jack M. Farris	45,790,047	1,172,147	6,026,916
Kimberly M. Guadagno	45,773,311	1,188,883	6,026,916
Nicos Katsoulis	46,061,481	900,713	6,026,916
John J. Lebel III	46,235,256	726,938	6,026,916
Christopher D. Maher	45,373,625	1,588,569	6,026,916
Joseph M. Murphy, Jr.	46,236,411	725,783	6,026,916
Steven M. Scopellite	46,291,458	670,736	6,026,916
Grace C. Torres	45,293,200	1,668,994	6,026,916
Patricia L. Turner	46,211,803	750,391	6,026,916
John E. Walsh	45,143,485	1,818,709	6,026,916

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
43,810,058	2,846,492	305,644	6,026,916

Matter 3. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2022.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
52,548,174	390,326	50,610	—
ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS
Exhibit No.	Description
14A	Incorporated herein by reference from the Proxy Statement filed on April 26, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	May 31, 2022	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer